[GRAPHIC OMITTED]
                                PICTURE OF FLAGS

                                [LOGO OMITTED]
                                THE GABELLI
                                EQUITY TRUST INC.

FIRST QUARTER REPORT
MARCH 31, 2003

                                [LOGO OMITTED]
                                THE GABELLI
                                EQUITY TRUST INC.

      Our cover icon represents the underpinnings of Gabelli.
      The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

[GRAPHIC OMITTED]

PICTURE OF FLAGS

ALABAMA   ALASKA   ARIZONA   ARKANSAS   CALIFORNIA   COLORADO   CONNECTICUT
DELAWARE   FLORIDA   GEORGIA   HAWAII   IDAHO   ILLINOIS   INDIANA   IOWA
KANSAS   KENTUCKY   LOUISIANA   MAINE   MARYLAND   MASSACHUSETTS   MICHIGAN
MINNESOTA   MISSISSIPPI   MISSOURI   MONTANA   NEBRASKA   NEVADA   NEW HAMPSHIRE
NEW JERSEY   NEW MEXICO    NEW YORK    N. CAROLINA    N. DAKOTA    OHIO
OKLAHOMA   OREGON   PENNSYLVANIA   RHODE ISLAND   S. CAROLINA   S. DAKOTA
TENNESSEE   TEXAS   UTAH   VERMONT   VIRGINIA   WASHINGTON   WEST VIRGINIA
WISCONSIN   WYOMING

INVESTMENT OBJECTIVE:

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.

                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

                                                               [GRAPHIC OMITTED]
                                                        PICTURE OF MARIO GABELLI

                                                                  [LOGO OMITTED]
                                                                     THE GABELLI
                                                               EQUITY TRUST INC.

TO OUR SHAREHOLDERS,

      After rallying briefly in early January, stocks retreated through mid-March as investors pondered the political and economic consequences of the impending war with Iraq. When President Bush gave Saddam Hussein 48 hours to "get out of Dodge" and then launched Operation Shock and Awe, the market posted one of its most impressive one week gains in history, briefly putting the major stock indices in positive territory for the year. However, as the pace of military progress slowed, stocks pulled back again, finishing the first quarter of 2003 with a loss. With technology stocks leading the way, growth stocks materially outperformed value stocks for the second consecutive quarter. The Gabelli Equity Trust (the "Trust") closed the quarter with a 6.66% decline versus a 3.15% loss for the Standard & Poor's ("S&P") 500 Index.

COMMON STOCK 10% DISTRIBUTION POLICY

      The Trust continues to maintain its 10% Distribution Policy whereby the Trust pays out to common stock shareholders 10% of its average net assets each year. The Trust distributed $0.27 per share on March 25, 2003. Additionally, the Board of Directors declared a $0.14 per share cash distribution payable on June 24, 2003 to common stock shareholders of record on June 16, 2003.

      Given the Trust's current net asset value, the Board of Directors reconsidered the appropriate level of quarterly payments pursuant to the 10% Distribution Policy. Accordingly, subsequent interim quarterly distributions will be set at the $0.14 per share level in an effort to provide our common stock shareholders consistent distributions throughout the year pursuant to our 10% Distribution Policy. Each quarter, the Board of Directors reviews the amount of any potential distribution based on the income, capital gains or capital available. Currently, the Trust has approximately $150 million ($1.11 per common share) of gross unrealized appreciation on portfolio securities which could be realized through their sale and distributed to shareholders.

      Under the Trust's payout policy, the Trust will pay out a minimum annual distribution of 10% of the average net asset value of the Trust. For the past several years, the Trust paid $0.27 per share in each of the first three quarters of the year and an adjusting distribution in the fourth quarter of an amount sufficient to pay 10% of the average net asset value of the Trust, as of the last day of the four preceding calendar quarters, or to satisfy the minimum distribution requirements of the Internal Revenue Code, whichever is greater. Considering the current net asset value, a $0.14 per share quarterly distribution would provide a stable level of distributions.

      A portion of this distribution may be treated as long-term capital gains. This has the effect of providing individual shareholders with an ordinary income tax equivalent yield that is higher than the current yield. Long-term capital gains and ordinary income, if any, will be allocated on a pro-rata basis to all distributions for the year. The final determination of the source of all distributions in 2003 will be made after year-end.

PREMIUM / DISCOUNT DISCUSSION

      As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Trust trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Trust's underlying portfolio) or a discount to (lower than) net asset value.

      Of the 547 publicly-traded closed-end funds in the U.S., approximately 33% currently trade at premiums to NAV versus 26% five years ago and 60% ten years ago. For general equity funds such as the Trust, approximately 21% currently trade at premiums to NAV versus 25% five years ago and 38% ten years ago.

      Ideally, the Trust's market price will generally track the NAV. The Trust's premium or discount to NAV fluctuates over time. Over our Trust's 16-year history, the range fluctuated from a 38% premium in June 2002 to a 27% discount in December 1987. The average variance from NAV for the Trust since inception is a 0.8% premium to NAV. Beginning in early 2001, the market price of the Trust exceeded the NAV and this premium gradually increased through June 2002. The previous extended period in which a premium existed occurred during a 20-month period from August 1993 to March 1995.

      "Mr. Market" often provides opportunities to invest at a discount. The Trust has undertaken various initiatives to narrow the discount when appropriate through distribution policies, rights offerings, share repurchase programs and use of leverage.

      The Trust's long-term investment goal is to generate a real rate of return of 10%. We believe that our stock selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 10% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Trust is not likely to be sustainable.

                        PREMIUM/DISCOUNT SINCE INCEPTION

      [GRAPHIC OMITTED]
      PLOT POINTS FOLLOW:

-------------------------------------
            MARCH 31, 2003
            --------------
      Net Asset Value      $5.58
      Market Price         $6.90
      Premium              23.66%
-------------------------------------

8/21/86         0
9/30/86         0.0067
10/31/86        0.0046
11/30/86       -0.0390
1986           -0.0661
1/31/87        -0.1363
2/28/87        -0.1323
3/31/87        -0.1555
4/30/87        -0.1393
5/31/87        -0.1788
6/30/87        -0.2028
7/31/87        -0.2000
8/31/87        -0.2052
9/30/87        -0.2128
10/31/87       -0.2074
11/30/87       -0.2154
1987           -0.2061
1/31/88        -0.2235
2/29/88        -0.1145
3/31/88        -0.1523
4/30/88        -0.1477
5/31/88        -0.1906
6/30/88        -0.0819
7/31/88        -0.0984
8/31/88        -0.0942
9/30/88        -0.1097
10/31/88       -0.1256
11/30/88       -0.1104
1988           -0.1113
1/31/89        -0.1214
2/28/89        -0.1108
3/31/89        -0.1006
4/30/89        -0.0925
5/31/89        -0.0699
6/30/89        -0.0468
7/31/89        -0.0854
8/31/89        -0.0243
9/30/89        -0.0385
10/31/89       -0.0257
11/30/89       -0.0217
1989            0.0076
1/31/90         0.0534
2/28/90        -0.0156
3/31/90         0.0242
4/30/90         0.0033
5/31/90        -0.0056
6/30/90        -0.0049
7/31/90        -0.0176
8/31/90        -0.0180
9/30/90        -0.0348
10/31/90       -0.1187
11/30/90       -0.0327
1990            0.0290
1/31/91        -0.0091
2/28/91         0.0269
3/31/91         0.0150
4/30/91        -0.0257
5/31/91        -0.0100
6/30/91         0.0138
7/31/91        -0.0032
8/31/91        -0.0009
9/30/91        -0.0298
10/31/91       -0.0083
11/30/91       -0.1014
1991           -0.0366
1/31/92        -0.0077
2/29/92         0.0141
3/31/92         0.0045
4/30/92         0.0069
5/31/92         0.0092
6/30/92         0.0032
7/31/92         0.0165
8/31/92         0.0309
9/30/92         0.0427
10/31/92       -0.0068
11/30/92       -0.0461
1992           -0.0257
1/31/93        -0.0312
2/28/93        -0.0046
3/31/93         0.0265
4/30/93         0.0436
5/31/93         0.0120
6/30/93        -0.0207
7/31/93        -0.0093
8/31/93        -0.0358
9/30/93         0.0088
10/31/93        0.0601
11/30/93        0.0659
1993            0.0573
1/31/94         0.0797
2/28/94         0.0673
3/31/94         0.0733
4/30/94        -0.0270
5/31/94         0.0524
6/30/94         0.0542
7/31/94         0.0233
8/31/94         0.0597
9/30/94         0.0185
10/31/94        0.0375
11/30/94        0.0622
1994            0.0121
1/31/95         0.0047
2/28/95         0.0300
3/31/95         0.0170
4/30/95        -0.0122
5/31/95        -0.0240
6/30/95        -0.0081
7/31/95        -0.0440
8/31/95        -0.0697
9/30/95        -0.0845
10/31/95       -0.1206
11/30/95       -0.0750
1995           -0.0578
1/31/96        -0.0625
2/29/96        -0.0821
3/31/96        -0.0385
4/30/96        -0.0732
5/31/96        -0.0916
6/30/96        -0.0470
7/31/96        -0.0576
8/31/96        -0.0708
9/30/96        -0.0474
10/31/96       -0.0405
11/30/96       -0.0644
1996           -0.0394
1/31/97        -0.0741
2/28/97        -0.0644
3/31/97        -0.0424
4/30/97        -0.0077
5/31/97        -0.0688
6/30/97        -0.0613
7/31/97        -0.0693
8/31/97        -0.0676
9/30/97        -0.0397
10/31/97       -0.0636
11/30/97       -0.0175
1997            0.0316
1/31/98         0.0119
2/28/98        -0.0088
3/31/98        -0.0220
4/30/98        -0.0788
5/31/98        -0.0885
6/30/98        -0.0400
7/31/98        -0.0420
8/31/98        -0.0814
9/30/98        -0.0091
10/31/98        0.0025
11/30/98        0.0216
1998            0.0026
1/31/99         0.0103
2/28/99         0.0264
3/31/99         0.0202
4/30/99        -0.0068
5/31/99        -0.0060
6/30/99        -0.0163
7/31/99         0.0070
8/31/99         0.0159
9/30/99         0.0126
10/31/99       -0.0045
11/30/99       -0.0178
1999           -0.0147
1/31/00        -0.0331
2/29/00        -0.0835
3/31/00        -0.0438
4/30/00        -0.0780
5/31/00        -0.0460
6/30/00         0.0097
7/31/00        -0.0093
8/31/00         0.0073
9/30/00        -0.0179
10/31/00       -0.0298
11/30/00        0.0332
2000            0.0493
1/31/01        -0.0450
2/28/01        -0.0067
3/31/01         0.1048
4/30/01         0.0937
5/31/01         0.1453
6/30/01         0.1596
7/31/01         0.1107
8/31/01         0.1614
9/30/01         0.2041
10/31/01        0.2241
11/30/01        0.2314
2001            0.2029
1/31/02         0.2497
2/28/02         0.2463
3/30/02         0.2311
4/30/02         0.2480
5/30/02         0.2955
6/30/02         0.3215
7/31/02         0.3318
8/31/02         0.3392
9/30/02         0.2193
10/31/02        0.1400
11/30/02        0.1800
12/31/02        0.0908
1/31/03         0.1680
2/28/03         0.2076
3/31/03         0.2366

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK

      The Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on March 26, 2003 of $0.453125 per share. For the twelve months ended March 31, 2003, Preferred Stock shareholders received distributions totaling $1.8125, the annual dividend rate per share of Preferred Stock.

      The Trust, as authorized by the Board of Directors, will redeem all (5,367,900 Shares) of its outstanding 7.25% Cumulative Preferred Stock. The redemption date is June 17, 2003 and the redemption price is $25.4078 per Preferred Share, which consists of $25.00 per Preferred Share (the "liquidation value") plus accrued dividends through the redemption date of $0.4078 per Preferred Share. The Preferred Shares are callable at any time at the liquidation value of $25.00 per share plus accrued dividends following the expiration of the five-year call protection on June 9, 2003.

      From and after the redemption date, the Preferred Shares to be redeemed will no longer be deemed outstanding, dividends will cease to accrue and all the rights of the Preferred Shareholders with respect to the Preferred Shares to be redeemed will cease, except the right to receive the redemption price. Shareholders of record will be mailed a redemption notice and letter of transmittal shortly. The redemption price will be paid only to shareholders of record who complete and sign the letter of transmittal and submit certificates for the number of Preferred Shares being redeemed. The paying agent for this redemption is Equiserve Trust Company, N.A.

      The Board has also authorized the Trust to issue additional preferred stock in the future. The actual amount of capital to be raised, the dividend rate and the timing of any new offering will be determined at a later date. Any offering will be made only by means of a prospectus.

      The Preferred Shares, which trade on the New York Stock Exchange under the symbol "GAB Pr", are rated 'Aaa' by Moody's Investor Services and have an annual dividend rate of $1.8125 per share. The Preferred Shares pay distributions quarterly.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003 (A)
                -------------------------------------------------
                                                         SINCE
                                            QUARTER   INCEPTION (B)  10 YEAR      5 YEAR      3 YEAR      1 YEAR
                                            -------   -------------  -------      ------      ------      ------
  Gabelli Equity Trust NAV Return (c) ......(6.66)%      9.45%        6.84%       (2.52)%    (12.12)%     (28.25)%
  Gabelli Equity Trust
     Investment Return (d) ................. 4.76%      10.35%        8.52%        1.65%      (5.10)%     (28.74)%

  S&P 500 Index ............................(3.15)%     10.31%        8.53%       (3.76)%    (16.09)%     (24.75)%
  Dow Jones Industrial Average .............(3.76)%     12.04%       11.10%       (0.16)%     (8.23)%     (21.60)%
  Nasdaq Composite Index ................... 0.42%       7.87%        6.87%       (6.08)%    (33.56)%     (27.32)%

 (a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.

 (b) From commencement of investment operations on August 21, 1986.

 (c) Total returns and average annual returns reflect changes in net asset value ("NAV"), reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains, and are net of expenses. Since Inception return based on initial net asset value of $9.34.

 (d) Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains. Since Inception return based on an initial offering price of $10.00.
--------------------------------------------------------------------------------
COMMENTARY

VI DAY

      As we prepare this letter, U.S. coalition forces have achieved their objective of regime change in Iraq and investor focus is shifting from the war to the economy and corporate profits. It is still too early to tell whether Federal Reserve Board ("Fed") Chairman Alan Greenspan and other economists are correct in their assumption that uncertainty regarding Iraq has been the primary restraint on economic growth. Recently released economic data has been discouraging. Institute for Supply Management ("ISM") barometers show manufacturing and services contracting in March. Consumer sentiment readings remain near 10-year lows, and consumer spending has softened. We have even seen signs of weakness in the robust housing market. Business investment and capital spending, which had improved modestly in the fourth quarter of 2002, has stalled.

      Importantly, however, oil prices have come down significantly from their peaks. If oil settles in the mid-$20 per barrel range (OPEC's price target) it will be the equivalent of a giant tax cut for businesses and consumers, and should provide a big boost for the economy. The swift victory in Iraq should also increase President Bush's political capital and help the Administration push accelerated tax cuts through Congress. With Senators from both parties concerned about rising budget deficits, the tax-cut package will likely be trimmed, but any tax relief should help jump-start the economy. Finally, the Fed still has room for a little more monetary stimulus, which we believe it is ready to provide if the economy fails to regain much traction in the months ahead.

      Our longer-term outlook for the economy and stock market hasn't changed much. We are still anticipating an extended period of modest economic and corporate earnings growth and a more benign, but not very inspiring stock market. Over the next five years, we believe stock selection will be critical to producing satisfactory returns.

ELIMINATING THE DOUBLE TAXATION OF DIVIDENDS

      Along with accelerated tax cuts for individuals and businesses, the Bush Administration's economic stimulus package calls for the elimination of the double taxation on dividends (dividends are taxed twice, first at the corporate level and again when distributed to shareholders). The debate is whether this would have any favorable short-term impact on the economy. In our opinion, it would certainly have a significantly favorable long-term impact on the corporate culture and promote a more efficient allocation of capital. In addition, the impact on investor psychology and on the stock market will be immediate, resulting in a favorable propensity to invest and consume.

      In the momentum and mindless index-driven 1990s, speculators didn't focus on dividends. They wanted growth. Corporate managements, seduced by baskets of options, obliged by spending all their profits and borrowing more money to finance "growth at all cost" strategies -- building and/or buying businesses with economically questionable prospects. Instead of dividends, which didn't boost stock prices in the short run, stock buybacks, especially at prices well above intrinsic value, were rationalized as the tax efficient tool to return capital to shareholders. The end result was deteriorating balance sheets and a lot of non-productive assets weighing down earnings. Investors have been paying the price for this for three years. Today, more investors are looking for dividends. Given the incentive that would be provided by eliminating the double taxation on dividends or perhaps just lowering the tax rate on dividends to the same level as capital gains, we believe shareholders would force corporate America to comply. Investors would be better compensated for the risk inherent in stocks and corporate managements less inclined to repeat the mistakes of the past, though we agree that dividends themselves could be prone to abuse.

SECULAR TRENDS

      With the economic outlook still clouded by the effects of the war, it is extremely difficult to determine the short and intermediate term prospects for cyclical (economically sensitive) industries. However, there are a number of industries that we believe are about to benefit from favorable secular trends. So, rather than focusing on economic forecasts, let's look at a few industries that should do relatively well irrespective of the level of Gross Domestic Product ("GDP") growth in the year ahead.

      There are approximately 200 million vehicles on the road in the U.S. They are built a lot better than they were when I was a kid, when the average passenger car was ready for the junkyard after only 50,000 miles. Fifteen years ago, getting 100,000 miles out of the family sedan was a victory. Today, a new car will last as much as 170,000 miles and the average age of a passenger car is 9.3 years, up from 8.1 years in the early 1990s. Light trucks and sports utility vehicles ("SUVs") are getting older too. Cars between five and ten years old need the most replacement parts. Between 1996 and 2001, cars in this maturity range declined 2.2%. Over the next five years, they should increase by 15%. This is good news for auto parts manufacturers such as Standard Motor Products and Modine Manufacturing, and leading distributors such as Genuine Parts.

      Utility companies are going back to the basics -- selling and/or exiting extraneous businesses, and focusing on the monopoly-like business of distributing electricity and/or natural gas to their local and regional customer bases. This should result in stable 10%-11% annualized earnings growth and, after shoring up balance sheets damaged by ill-advised forays into other businesses, rising dividends. In a market environment where we think investors will continue to appreciate yield, utility stocks should once again attract a loyal following. Also, now that utility companies have largely given up on the concept of growing through diversification, we believe they will focus on growing through the acquisition of smaller competitors. Consequently, we favor utility companies such as Southwest Gas and DQE, where we expect to earn respectable returns until we are ultimately rewarded by a takeover.

      Although consolidation in the television broadcast industry has slowed due to flagging advertising revenues in the soft economy and regulatory foot-dragging, things are about to change. We believe the Federal Communications Commission ("FCC") is about to raise the cap on a single broadcast company's national "footprint" from 35% to 50% of total households and allow duopolies (the ownership of two TV stations) in smaller markets. This should reinvigorate takeover activity as the bigger fish stalk smaller competitors such as Liberty Corp. and Young Broadcasting. Also, while advertising spending is a function of the relative strength of the economy, broadcast ad revenues should get a boost from the Olympics and the elections in 2004.

      Finally, we believe the supply/demand dynamics for stocks will improve as under-funded defined benefit plan pension funds (among the many victims of a three-year bear market) are forced to play catch-up to balance assets with liabilities. The outsized equity returns of the late 1990s spared corporations from having to put much money in the defined benefit plan pot. Now, they will have to pony up a considerable amount of cash, and despite the fact that equities have performed so poorly in recent years, historically low bond yields make stocks more attractive. We think much of this money will initially go into higher-yielding more defensive industry groups such as utilities, but that new defined benefit plan investment will also gravitate to other industry groups that perform relatively well in the year ahead.

INTERNATIONAL OUTLOOK

      A portion of the Trust's portfolio continues to be managed by Caesar Bryan. Caesar is the portfolio manager of the Gabelli International Growth Fund and a member of the Global Portfolio Management Team. Caesar's thoughts on international markets and global economies are provided below:

      The Iraq situation dominated the news during the quarter and markets actually rallied in response to the start of hostilities. It was almost a relief that the endless back and forth between the U.S. and the United Nations had come to an end, especially as most believed that a military conflict appeared to be inevitable in the absence of a total Iraqi capitulation. In the run up to the start of the hostilities, equity markets outside the U.S. fell to new bear market lows.

      In our year-end letter we spoke about equity valuations in Europe highlighting that many leading companies trade at multiples of earnings in the mid-teens or less and yield more than the prevailing ten-year Government bond yield. In Japan, the equity market yields more than twice the ten-year Japanese Government bond yield and the earnings yield of the stock market (the inverse of the price/earnings multiple) is about five times the yield in the ten-year Government bond. Of course, it helps that the ten-year Government bond yielded a world record low 70 basis points (yes that's less than one percent) at the end of March. Based on historic relationships, either the Japanese equity market is massively undervalued or the bond market is way over-priced. Probably it is both.

      The economic backdrop is not particularly encouraging, but bull markets generally do not start when the economic gurus are forecasting sunny skies and warm temperatures. In Europe, forecasts for economic growth are continually being nudged downwards and over recent months the larger economies such as Germany and France probably did not grow at all. Germany is forecasted to grow by 0.4% this year and the Euro zone by 1%. European economies are constrained by the fiscal limits imposed by the Stability Pact, which means that governments are restrained from undertaking any fiscal stimulus because of high budget deficits. On the monetary side, there certainly remains scope for the European Central Bank ("ECB") to cut rates, which currently stand at 2.5%. Indeed, the recent strength of the euro is tantamount to a tightening of monetary policy. So all things being equal, the ECB should reduce interest rates to counter the effects of a rising euro. In the next few months, we expect the ECB to cut interest rates sharply, perhaps by 1%. This, combined with lower oil prices, should boost European economies.

      The export-led growth spurt in Japan now appears to be wearing off. Higher exports to the U.S. in 2002 resulted in higher industrial production, better wage growth and a rise in business investment. These trends now appear to have reversed. Exports to the U.S. fell noticeably in February and March, which has resulted in a decline in industrial production. Similarly, overtime hours worked is falling, as are private machinery orders. The fear is that if export demand to the U.S. fails to recover, Japan will suffer a weak economy for the rest of 2003 as firms shed labor. Excess capacity has yet to be taken out of the economy. Bad loans have been written off but not called. Early in the new year, Mr. Fukui was appointed Governor of the Bank of Japan, but, as yet, he has offered no new policy initiatives. The critical financial year-end period at the end of March came and went without incident. However, those who expected a bounce in the market in the new financial year were disappointed. Further selling pressure from pension plans known as Daiko Henjo battered the market.

      Is the bear market over? Obviously we don't know but three observations can be made. First, there has been a return of merger and acquisition activity, especially in Europe. Second, valuations are attractive assuming a reasonable economic outlook. Companies have cut costs which has helped earnings. Last, the bear market in Europe is three years old and presumably much of the excess has been purged. Time will tell whether there is a post-war economic bounce and how sustainable it is. We primarily focus on bottom up stock ideas with a concentration on companies that can show top line growth in the current low-growth environment. However, in this context we remain fairly cautious in our economic outlook. It will be nice to be proved wrong, in which case some of our economically sensitive holdings should perform well.

INVESTMENT SCORECARD

      During the first quarter, our top performing holdings were from a variety of sectors including pest control (Rollins Inc.), consumer services (USA Interactive), oil and gas (Burlington Resources) and health products (Centerpulse). Our cable television investments, most notably Comcast and Cablevision Systems, also posted good gains. Biotech giant Amgen performed strongly during the quarter, as did travel services oriented conglomerate Cendant.

      Auto parts manufacturers Dana Corp., GenCorp and TransPro, appliance producer Maytag and investment manager Charles Schwab were among our biggest disappointments. Aerospace leader Boeing was hit hard due to the troubles of the commercial airlines and defense contractor Lockheed Martin faded as investors aggressively took profits in this sector.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $18.99 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves 3 million cable customers in the most important cable TV market -- New York. Cablevision also owns and operates New York City's famed Madison Square Garden ("MSG"), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. In addition, Cablevision's Rainbow Media unit owns high-growth cable networks, including AMC, Women's Entertainment, IFC, and several Fox Regional Sports Networks.

DQE INC. (DQE - $12.19 - NYSE) is a consolidation play whose stock price fell sharply in mid-2002 when the company came to market with a very large equity offering. The Trust made additional purchases of DQE stock in the fourth quarter of 2002 and again in early 2003. DQE is the holding company for the electric utility in Pittsburgh called Duquesne Light. The company sold off nearly all of its power plants when the state of Pennsylvania moved toward utility deregulation a few years ago. DQE's back-to-basics strategy involves divesting non-utility businesses. DQE has an agreement to sell off its water utility business and plans to use the proceeds to pay down debt. DQE closed on the sale of its propane business in December 2002. The company is surrounded by several utilities that are much larger and we think that its relatively low stock price makes it an attractive takeover target.

FLOWSERVE CORP. (FLS - $11.65 - NYSE) is a manufacturer of engineered pumps, control valves and mechanical seals for the petroleum, chemical, power, water and other general industries. After integrating the operations of Ingersoll-Dresser Pump, Flowserve purchased the flow control business from Invensys. Invensys Flow Control (IFC) is a manufacturer of valves and valve automation products, with $500 million of revenues. The transaction gives Flowserve a better balance of end markets, greater geographical reach, economies of scale and plant consolidation opportunities. Already the second largest global pump company, IFC makes Flowserve the second largest global valve company. The critical mass should allow the company to gain market share as customers are reducing their suppliers and moving to one stop shopping. Consistent with the company's acquisition strategy, the transaction is expected to be accretive in the first year of ownership.

KELLOGG CO. (K - $30.65 - NYSE), a producer of cereal and convenience foods, completed its largest acquisition in company history in March 2001 with the purchase of Keebler Foods Company. Keebler is the number two cookie and cracker producer in the United States. Along with Keebler's top brands, Kellogg acquired their direct store door (DSD) delivery system, which is now being utilized for its own snack brands. Kellogg remains focused on the integration of Keebler and has placed a renewed emphasis on profitable sales growth and cash flow.
Kellogg's other food brands include Special K, Rice Krispies, Pop-Tarts, Nutri-Grain, Eggo, Cheez-It, Carr's, Morningstar Farms, Famous Amos and Kashi.

MGM MIRAGE (MGG - $29.25 - NYSE) owns and/or operates fifteen hotel-casino report properties, twelve of which are located in Nevada. Among those located on the Las Vegas Strip are Bellagio, the MGM Grand Hotel and Casino, The Mirage, Treasure Island, New York-New York Hotel and Casino, the Boardwalk Hotel and Casino, and Monte Carlo, a 50-50 joint venture with Mandalay Resort Group (MBG - $27.56 - NYSE). MGM Mirage also owns and operates hotel-casino resort properties in Michigan, Mississippi and Australia. In November 2000, a limited liability company, which MGG owns 50-50 with Boyd Gaming (BYD - $12.75 - NYSE), began construction of the Borgata, a 2,000-guestroom hotel-casino resort in Atlantic City, New Jersey, which is scheduled to open in the summer of 2003.

SBC COMMUNICATIONS INC. (SBC - $20.06 - NYSE) is the second largest incumbent local exchange carrier in US with over 60 million access lines. SBC recently merged its wireless operations with those of BellSouth (BLS - $21.67 - NYSE) forming the second largest U.S. mobile wireless provider, Cingular Wireless, currently servicing about 22 million customers. SBC owns 60% of Cingular. SBC has strong presence around the globe with ownership interests in Telefonos de Mexico, as well as various minority investments in Denmark, Norway, Belgium, and other European countries.

STANDARD MOTOR PRODUCTS INC. (SMP - $11.10 - NYSE), headquartered in Long Island City, New York, supplies functional replacement parts for the engine management, electrical and climate control systems of cars, trucks and buses. The company services all makes and models, both new and old cars, imported and domestic. SMP has two primary divisions -- engine management and temperature control -- and believes it is the number one supplier to the North American aftermarket in each of these lines.

T. ROWE PRICE GROUP INC. (TROW - $27.12 - NASDAQ) is an investment management company with $140 billion in assets under management. The company has a strong investment performance track record and a well-balanced business as equity securities represent approximately 60% of assets under management and bond and money market securities represent approximately 40%. T. Rowe's retirement investment focus, 529 college savings plan product offerings, international investment management business, and expanding third-party distribution should enable the company to capitalize on most of the major future growth opportunities in the asset management industry.

TRIBUNE CO. (TRB - $45.01 - NYSE), headquartered in Chicago, is a leading national media company with operations in major U.S. markets. With its 2000 acquisition of The Times Mirror Company, it now has television and/or newspaper properties in 18 of the nation's top 30 markets. It is the only media company with television, newspaper and Internet properties in the nation's top three markets -- New York, Los Angeles and Chicago. Flagship properties include:
WPIX-TV (New York), WGN-TV (Chicago), NEWSDAY, LOS ANGELES TIMES, and CHICAGO TRIBUNE. Additionally, Tribune owns the Chicago Cubs and has a stake in the WB Television Network. The company is focused on growing and strengthening its major market cross-media positions.

VIACOM INC. (VIA - $36.50 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including BET, VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

7.20% TAX ADVANTAGED SERIES B CUMULATIVE PREFERRED STOCK -- DIVIDENDS

      The Trust's 7.20% Tax Advantaged Series B Cumulative Preferred Stock paid a cash distribution on March 26, 2003 of $0.45 per share. For the twelve months ended, March 31, 2003, Series B Preferred Stock shareholders received distributions totaling $1.80, the annual dividend rate per share of Series B Preferred Stock. The next distribution is scheduled for June 2003.

SERIES C AUCTION RATE CUMULATIVE PREFERRED STOCK

      On June 27, 2002, the Trust successfully completed its offering of 5,200 Shares of Series C Auction Rate Cumulative Preferred Stock at $25,000 per share. The dividend rates for the Series C Preferred Shares ranged from 1.28% to 1.45% during the first quarter. Dividend rates for the Preferred Shares are cumulative at a rate that may be reset every seven days based on the results of an auction. The Preferred Shares do not trade on an exchange.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        MAY                  JUNE             JULY
                        ---                  ----             ----
      1st Tuesday       Howard Ward          Howard Ward      Howard Ward
      1st Wednesday     Henry Van der Eb     Susan Byrne      Caesar Bryan
      2nd Wednesday     Caesar Bryan         Walter Walsh     Charles Minter & Martin Weiner
      3rd Wednesday     Elizabeth Lilly      Ivan Arteaga     Hartswell Woodson
      4th Wednesday     Barbara Marcin       Barbara Marcin   Ivan Arteaga
      5th Wednesday                                           Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The U.S.-led coalition has achieved its mission of liberating the people of Iraq. Our mission remains to identify quality companies trading at significant discounts to real world economic value. Through rigorous research we are confident our Trust can continue to produce superior long-term returns.


                                 Sincerely,

                                 /S/ MARIO J. GABELLI

                                 MARIO J. GABELLI, CFA
                                 Portfolio Manager and Chief Investment Officer

May 5, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2003
                                 --------------

       Cablevision Systems Corp.               SBC Communications Inc.
       DQE Inc.                                Standard Motor Products Inc.
       Flowserve Corp.                         T. Rowe Price Group Inc.
       Kellogg Co.                             Tribune Co.
       MGM Mirage                              Viacom Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                    QUARTER ENDED MARCH 31, 2003 (UNAUDITED)

                                                                    OWNERSHIP AT
                                                                      MARCH 31,
                                                         SHARES         2003
                                                         ------     ------------
NET PURCHASES
COMMON STOCKS
Altria Group Inc.+ ............................          20,000           20,000
Apache Corp. (a) ..............................           1,870           39,270
ATX Communications Inc. .......................          20,000           60,540
BAE Systems plc ...............................          50,000          150,000
Boots Group plc++ .............................          75,000           75,000
Cable & Wireless Jamaica Ltd. .................              12        4,194,123
Carlsberg AS, Cl. B ...........................           3,000           16,000
Compania de Telecomunicaciones
   de Chile SA, ADR ...........................           2,000           47,000
CMS Energy Corp. ..............................         100,000          100,000
Coldwater Creek Inc. (b) ......................           5,000           15,000
Cypress Semiconductor Corp. ...................         185,000          500,000
DQE Inc. ......................................          10,000          110,000
El Paso Corp. .................................          50,000          200,000
Energizer Holdings Inc. .......................          40,000           40,000
Eni SpA .......................................          35,000           35,000
Fomento Economico Mexicano SA
   de CV, ADR .................................           7,000            7,000
Gallaher Group plc ............................          30,000           30,000
Harmony Gold Mining
   Co. Ltd., ADR ..............................          15,000           30,000
Henry Schein Inc. .............................           5,000           20,000
Hilton Group plc ..............................          50,000        2,510,000
Ito-Yokado Co. Ltd. ...........................           8,000           16,000
Janus Capital Group Inc. ......................          30,000           30,000
Knight-Ridder Inc. ............................           1,100           17,000
Maytag Corp. ..................................          10,000           45,000
Metro-Goldwyn-Mayer Inc. ......................         100,000          400,000
Molex Inc., Cl. A .............................           2,000           20,000
Mondavi (Robert) Corp., Cl. A .................           8,700           50,000
Nestle SA .....................................           1,000            2,000
Newmont Mining Corp. ..........................           5,000          130,000
Pernod-Ricard SA (c) ..........................           1,750            8,750
Rollins Inc. (d) ..............................         224,800          697,800
Telecom Italia SpA, RNC .......................          15,000          150,000
Telefonica Moviles SA .........................          75,000           75,000
Telefonica SA, ADR (e) ........................          10,711          275,850
Telefonica SA, BDR (f) ........................             683           17,595
Texas Instruments Inc. ........................           5,000          205,000
Tootsie Roll Industries Inc. (g) ..............           3,116          106,970
UBS AG ........................................           6,000           20,000

NET SALES
COMMON STOCKS
Altadis SA ....................................         (10,000)          60,000
Bankgesellschaft Berlin AG ....................          (2,000)         280,000

                                                                    OWNERSHIP AT
                                                                      MARCH 31,
                                                         SHARES         2003
                                                         ------     ------------
Blockbuster Inc., Cl. A .......................         (50,000)              --
Boots Co. plc .................................         (75,000)              --
BT Group plc, ADR .............................         (14,000)          22,300
Cable & Wireless plc, ADR .....................         (10,000)         170,000
Catellus Development Corp. ....................            (300)         449,700
Cheung Kong (Holdings) Ltd. ...................          (5,000)          70,000
Clear Channel Communications Inc. .............          (5,015)          10,000
Coca-Cola Enterprises Inc. ....................          (5,000)          45,000
Delphi Corp. ..................................          (5,000)          60,000
Deutsche Telekom AG, ADR ......................         (10,278)         230,000
Fast Retailing Co. Ltd. .......................         (10,000)              --
FPL Group Inc. ................................          (1,100)           8,300
France Growth Fund Inc. .......................            (592)          18,000
France Telecom SA, ADR ........................          (1,000)          23,000
Gas Natural SDG SA ............................         (30,000)              --
Genuity Inc., Cl. A ...........................         (20,000)              --
GrafTech International Ltd. ...................          (5,000)          70,000
Gucci Group NV, ADR ...........................         (12,500)          22,000
Halliburton Co. ...............................         (47,000)         142,000
Hewlett-Packard Co. ...........................          (1,000)          25,000
Interbrew .....................................         (18,000)              --
Italy Fund Inc. (h) ...........................         (54,150)              --
Leap Wireless International Inc. ..............         (20,000)          80,000
Lucent Technologies Inc. ......................          (5,000)         125,000
mm02 plc, ADR .................................          (1,600)         124,000
Murata Manufacturing Co. Ltd. .................          (1,000)          10,500
New Germany Fund Inc. .........................          (1,000)          67,000
Nortek Holdings Inc. (i) ......................        (137,800)              --
Nortek Holdings Inc.,
   Special Common (j) .........................          (5,000)              --
Northrop Grumman Corp. ........................          (2,069)         179,000
Parmalat Finanziaria SpA ......................        (150,000)              --
Penton Media Inc. .............................         (40,000)         360,000
Philip Morris Companies Inc. ..................         (20,000)              --
Precision Castparts Corp. .....................          (3,000)          52,000
RAS SpA (k) ...................................         (28,998)          31,002
RCN Corp. .....................................         (20,000)          70,000
Shimano Inc. ..................................         (32,000)              --
Stilwell Financial Inc. .......................         (30,000)              --
Sulzer AG .....................................            (500)           5,500
Swatch Group AG, Cl. B ........................          (5,000)          10,000
TELUS Corp., Non-Voting, ADR ..................          (2,750)          24,750
Tokyo Electron Ltd. ...........................          (3,000)          10,400
USA Interactive Inc. ..........................          (5,000)         485,000
Vivendi Universal SA, ADR .....................          (5,000)         320,000
Wachovia Corp. ................................          (5,000)         125,000

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                    QUARTER ENDED MARCH 31, 2003 (UNAUDITED)

                                                                    OWNERSHIP AT
                                                                      MARCH 31,
                                                         SHARES         2003
                                                         ------     ------------
NET SALES (Continued)
PREFERRED STOCKS
Allen Telecom Inc.,
   7.750% Cv. Pfd., Ser. D ....................         (46,000)           6,500
News Corp. Ltd., Pfd., ADR ....................          (5,494)         765,000

CORPORATE BONDS
Agere Systems Inc., Sub. Dev. Cv.,
   6.500%, 12/15/09 ...........................        (200,000)       3,300,000
Charter Communications Inc., Cv.,
   4.750%, 06/01/06 ...........................        (100,000)       1,200,000
Kaman Corp., Sub. Deb. Cv.,
   6.000%, 03/15/12 ...........................         (65,000)         868,000
Standard Motor Products Inc.,
   Sub. Deb. Cv., 6.750%, 07/15/09 ............        (150,000)       1,250,000

--------------------
(a) 5.000% stock dividend
(b) 3 for 2 stock split
(c) 1 for 4 bonus issue
(d) 3 for 2 stock split
(e) Two 2.000% stock dividends
(f) Two 1 for 50 bonus issues
(g) 3.000% stock dividend
(h) Tender Offer at $6.65 per share
(i) Tender Offer at $46.00 per share
(j) Tender Offer at $46.00 per share
(k) Tender Offer at $14.00 per share
 +  Formerly Philip Morris Co.
 ++ Formerly Boots Co. plc

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2003 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               COMMON STOCKS -- 86.4%
               TELECOMMUNICATIONS -- 7.6%
       8,132   Aliant Inc. ..................$      154,796
       6,000   Allegiance Telecom Inc.+ .....         1,800
      30,000   ALLTEL Corp. .................     1,342,800
     300,000   AT&T Corp. ...................     4,860,000
      60,540   ATX Communications Inc.+ .....        26,940
       3,333   Avaya Inc.+ ..................         6,799
     320,000   BCE Inc. .....................     5,862,400
      33,400   Brasil Telecom
                 Participacoes SA, ADR ......       933,530
     900,000   Broadwing Inc.+ ..............     3,600,000
   1,775,000   BT Group plc .................     4,404,882
      22,300   BT Group plc, ADR ............       567,312
   4,194,123   Cable & Wireless Jamaica Ltd.         84,782
     170,000   Cable & Wireless plc, ADR ....       562,700
     130,000   CenturyTel Inc. ..............     3,588,000
     100,000   Citizens Communications Co.+ .       998,000
     255,466   Commonwealth Telephone
                 Enterprises Inc.+ ..........     9,917,190
      20,000   Commonwealth Telephone
                 Enterprises Inc., Cl. B+ ...       783,600
      47,000   Compania de Telecomunicaciones
                 de Chile SA, ADR ...........       442,740
     230,000   Deutsche Telekom AG, ADR .....     2,534,600
     200,000   Embratel Participacoes
                 SA, ADR+ ...................       202,000
      23,000   France Telecom SA, ADR .......       524,630
         230   Japan Telecom Holdings
                 Co. Ltd. ...................       622,618
         143   KDDI Corp. ...................       422,078
     100,000   KPN NV+ ......................       641,627
     700,000   Qwest Communications
                 International Inc.+ ........     2,443,000
      70,000   RCN Corp.+ ...................        50,400
       9,655   Rogers Communications
                 Inc., Cl. B+ ...............       102,724
     110,345   Rogers Communications Inc.,
                 Cl. B, ADR+ ................     1,176,278
     225,000   SBC Communications Inc. ......     4,513,500
     350,000   Sprint Corp. - FON Group .....     4,112,500
     186,554   Tele Norte Leste
                 Participacoes SA, ADR ......     1,539,071
      40,000   Telecom Argentina Stet France
                 Telecom SA, ADR+ ...........       149,600
     400,040   Telecom Italia SpA ...........     2,758,836
     123,000   Telecom Italia SpA, ADR ......     8,487,000
     150,000   Telecom Italia SpA, RNC ......       631,806
     275,850   Telefonica SA, ADR+ ..........     7,737,593
      17,595   Telefonica SA, BDR+ ..........       163,503
      36,000   Telefonos de Mexico SA de CV,
                 Cl. L, ADR .................     1,069,920
      12,750   TELUS Corp. ..................       142,934
      52,500   TELUS Corp., ADR .............       588,552
       4,250   TELUS Corp., Non-Voting ......        45,189
      24,750   TELUS Corp., Non-Voting, ADR .       263,158
     340,000   Verizon Communications Inc. ..    12,019,000
                                             --------------
                                                 91,080,388
                                             --------------

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               FOOD AND BEVERAGE-- 7.5%
      15,000   Cadbury Schweppes plc, ADR ...$      325,950
     100,000   Campbell Soup Co. ............     2,100,000
      16,000   Carlsberg AS, Cl. B ..........       540,733
      35,000   Coca-Cola Co. ................     1,416,800
      45,000   Coca-Cola Enterprises Inc. ...       841,050
      40,000   Coca-Cola Hellenic
                 Bottling Co. SA ............       508,937
     100,000   Corn Products
                 International Inc. .........     2,916,000
      53,592   Del Monte Foods Co.+ .........       399,796
      10,108   Denny's Corp.+ ...............         5,458
     100,000   Diageo plc ...................     1,025,843
     224,000   Diageo plc, ADR ..............     9,210,880
      20,000   Dreyer's Grand Ice Cream Inc.      1,386,400
      41,600   Flowers Foods Inc. ...........     1,139,424
       7,000   Fomento Economico Mexicano
                 SA de CV, ADR ..............       232,890
      90,000   General Mills Inc. ...........     4,099,500
     440,000   Grupo Bimbo SA de CV, Ser. A .       604,496
      20,000   Hain Celestial Group Inc.+ ...       302,200
     120,000   Heinz (H.J.) Co. .............     3,504,000
      20,000   Hershey Foods Corp. ..........     1,253,200
     350,000   Kellogg Co. ..................    10,727,500
      75,000   Kerry Group plc, Cl. A .......       998,775
      12,100   LVMH Moet Hennessy Louis
                 Vuitton SA .................       477,441
      50,000   Mondavi (Robert) Corp., Cl. A+     1,002,500
       2,000   Nestle SA ....................       395,868
      30,000   Panamerican Beverages
                 Inc., Cl. A ................       650,400
     600,595   PepsiAmericas Inc. ...........     7,062,997
     500,000   PepsiCo Inc. .................    20,000,000
       8,750   Pernod-Ricard SA .............       745,701
      60,000   Ralcorp Holdings Inc.+ .......     1,562,400
      15,000   Sara Lee Corp. ...............       280,500
       2,000   Smucker (J.M.) Co. ...........        69,940
     106,970   Tootsie Roll Industries Inc. .     3,051,843
     179,100   Wrigley (Wm.) Jr. Co. ........    10,119,150
                                             --------------
                                                 88,958,572
                                             --------------
               FINANCIAL SERVICES -- 7.3%
      90,000   Allstate Corp. ...............     2,985,300
     550,000   American Express Co. .........    18,276,500
      36,400   Argonaut Group Inc. ..........       311,220
      90,000   Banco Santander Central
                 Hispano SA, ADR ............       572,400
     110,000   Bank of Ireland ..............     1,165,514
      80,000   Bank of New York Co. Inc. ....     1,640,000
      85,000   Bank One Corp. ...............     2,942,700
     280,000   Bankgesellschaft Berlin AG+ ..       400,253
         260   Berkshire Hathaway
                 Inc., Cl. A+ ...............    16,588,000
       5,000   Block (H&R) Inc. .............       213,450
     190,000   Commerzbank AG, ADR ..........     1,295,781
     160,000   Deutsche Bank AG, ADR ........     6,737,600

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------

               COMMON STOCKS (CONTINUED)
               FINANCIAL SERVICES (CONTINUED)
      20,000   Dun and Bradstreet Corp.+ ....$      765,000
      50,000   FleetBoston Financial Corp. ..     1,194,000
      25,000   Hibernia Corp., Cl. A ........       424,000
      20,000   Invik & Co. AB, Cl. B ........       648,666
     100,000   Irish Life & Permanent plc ...     1,036,642
      30,000   Janus Capital Group Inc. .....       341,700
      75,000   John Hancock Financial
                 Services Inc. ..............     2,083,500
      50,000   JP Morgan Chase & Co. ........     1,185,500
      64,000   Leucadia National Corp. ......     2,287,360
     100,000   Mellon Financial Corp. .......     2,126,000
     199,400   Midland Co. ..................     3,569,260
      30,000   Moody's Corp. ................     1,386,900
     207,500   Nikko Cordial Corp. ..........       568,709
     185,000   Phoenix Companies Inc. .......     1,339,400
       2,500   Prudential Financial Inc. ....        73,125
      31,002   RAS SpA ......................       385,318
      60,000   Riggs National Corp. .........       861,000
      50,000   Schwab (Charles) Corp. .......       361,000
      80,000   State Street Corp. ...........     2,530,400
      20,000   SunTrust Banks Inc. ..........     1,053,000
     100,000   T. Rowe Price Group Inc. .....     2,711,900
       7,000   Travelers Property Casualty Corp.,
                 Cl. A ......................        98,630
      20,000   UBS AG+ ......................       850,932
      58,500   Unitrin Inc. .................     1,355,445
     125,000   Wachovia Corp. ...............     4,258,750
      55,100   Waddell & Reed
                 Financial Inc., Cl. A ......       968,107
                                             --------------
                                                 87,592,962
                                             --------------
               ENTERTAINMENT -- 6.5%
     620,000   AOL Time Warner Inc.+ ........     6,733,200
      24,000   Ascent Media Group
                 Inc., Cl. A+ ...............        27,840
     160,000   Canal Plus, ADR ..............       151,552
     110,000   EMI Group plc ................       155,180
     100,000   EMI Group plc, ADR ...........       282,150
     120,000   Fox Entertainment
                 Group Inc., Cl. A+ .........     3,200,400
      50,000   GC Companies Inc.+ ...........         9,000
     350,432   Gemstar-TV Guide
                 International Inc.+ ........     1,285,735
   1,913,600   Liberty Media Corp., Cl. A+ ..    18,619,328
     400,000   Metro-Goldwyn-Mayer Inc.+ ....     4,200,000
     160,000   Publishing & Broadcasting Ltd.       811,206
      15,000   Regal Entertainment
                 Group, Cl. A ...............       269,250
     225,000   Six Flags Inc.+ ..............     1,260,000
     260,000   The Walt Disney Co. ..........     4,425,200
     840,000   Viacom Inc., Cl. A+ ..........    30,660,000
      40,900   Vivendi Universal SA .........       543,596
     320,000   Vivendi Universal SA, ADR ....     4,288,000
                                             --------------
                                                 76,921,637
                                             --------------

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               ENERGY AND UTILITIES -- 5.9%
      60,000   AES Corp.+ ...................$      217,200
      70,000   AGL Resources Inc. ...........     1,654,100
      39,270   Apache Corp. .................     2,424,530
     120,000   BP plc .......................       761,084
     248,800   BP plc, ADR ..................     9,601,192
     150,000   Burlington Resources Inc. ....     7,156,500
     115,000   CH Energy Group Inc. .........     4,795,500
      23,000   Cinergy Corp. ................       773,950
     100,000   CMS Energy Corp. .............       441,000
     103,217   ConocoPhillips ...............     5,532,431
      10,000   Constellation Energy
                 Group Inc. .................       277,300
       2,500   Dominion Resources Inc. ......       138,425
      26,000   DPL Inc. .....................       323,960
     110,000   DQE Inc. .....................     1,340,900
      27,000   DTE Energy Co. ...............     1,043,550
     580,000   Duke Energy Corp. ............     8,433,200
     200,000   El Paso Corp. ................     1,210,000
     400,000   El Paso Electric Co.+ ........     4,320,000
      30,000   Energy East Corp. ............       534,000
      35,000   Eni SpA ......................       467,471
      40,000   Exxon Mobil Corp. ............     1,398,000
       8,300   FPL Group Inc. ...............       489,119
     142,000   Halliburton Co. ..............     2,943,660
      38,632   Kerr-McGee Corp. .............     1,568,846
      90,000   Mirant Corp.+ ................       144,000
     100,000   NiSource Inc.+ ...............       211,000
     250,000   Northeast Utilities ..........     3,480,000
     100,000   Progress Energy Inc., CVO+ ...        13,000
       7,500   Royal Dutch Petroleum Co. ....       305,625
      10,400   SJW Corp. ....................       795,600
      14,000   Southwest Gas Corp. ..........       284,900
       7,907   Total Fina Elf SA ............     1,000,864
     100,000   TXU Corp. ....................     1,785,000
     260,000   Westar Energy Inc. ...........     3,151,200
      60,000   Xcel Energy Inc. .............       768,600
                                             --------------
                                                 69,785,707
                                             --------------
               PUBLISHING -- 5.0%
      20,000   Dow Jones & Co. Inc. .........       708,800
     196,000   Independent News & Media plc .       288,732
      17,000   Knight-Ridder Inc. ...........       994,500
       5,000   McClatchy Co., Cl. A .........       267,950
     105,000   McGraw-Hill Companies Inc. ...     5,836,950
     400,000   Media General Inc., Cl. A ....    19,696,000
     125,000   Meredith Corp. ...............     4,772,500
     115,000   New York Times Co., Cl. A ....     4,962,250
     120,000   News Corp. Ltd. ..............       780,991
      11,016   News Corp. Ltd., ADR .........       285,314
     360,000   Penton Media Inc.+ ...........       198,000
     350,000   PRIMEDIA Inc.+ ...............       857,500
      33,000   Pulitzer Inc. ................     1,437,810

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               COMMON STOCKS (CONTINUED)
               PUBLISHING (CONTINUED)
     170,800   Reader's Digest
                 Association Inc. ...........$    1,743,868
     261,319   SCMP Group Ltd. ..............        94,651
      70,000   Scripps (E.W.) Co., Cl. A ....     5,301,800
      91,842   Seat-Pagine Gialle SpA+ ......        59,029
      75,000   Thomas Nelson Inc.+ ..........       638,250
     250,000   Tribune Co. ..................    11,252,500
                                             --------------
                                                 60,177,395
                                             --------------
               EQUIPMENT AND SUPPLIES -- 5.0%
     120,000   AMETEK Inc. ..................     3,961,200
       2,000   Amphenol Corp., Cl. A+ .......        81,500
      10,000   Caterpillar Inc. .............       492,000
      95,000   CIRCOR International Inc. ....     1,291,050
     320,000   Deere & Co. ..................    12,563,200
     216,000   Donaldson Co. Inc. ...........     7,901,280
     135,000   Flowserve Corp.+ .............     1,572,750
      13,000   Franklin Electric Co. Inc. ...       610,740
     100,000   Gerber Scientific Inc.+ ......       658,000
      70,000   GrafTech International Ltd.+ .       199,500
     211,300   IDEX Corp. ...................     6,127,700
      20,000   Ingersoll-Rand Co., Cl. A ....       771,800
      60,000   Lufkin Industries Inc. .......     1,149,000
       1,000   Manitowoc Co. Inc. ...........        16,810
     425,000   Navistar International Corp.+     10,459,250
      30,000   PACCAR Inc. ..................     1,508,100
       5,000   Sealed Air Corp.+ ............       200,650
     170,000   SPS Technologies Inc.+ .......     4,148,000
      60,000   Sybron Dental
                 Specialties Inc.+ ..........     1,047,000
      20,000   Terumo Corp. .................       288,244
     250,000   Watts Industries Inc., Cl. A .     3,895,000
     100,000   Weir Group plc ...............       315,340
                                             --------------
                                                 59,258,114
                                             --------------
               CABLE -- 4.1%
     100,000   Adelphia Communications Corp.,
                 Cl. A+ .....................        17,500
   1,551,443   Cablevision Systems
                 Corp., Cl. A+ ..............    29,461,903
      30,000   Charter Communications
                 Inc., Cl. A+ ...............        24,900
     525,250   Comcast Corp., Cl. A+ ........    15,016,897
      85,000   Comcast Corp., Cl. A, Special+     2,336,650
      20,000   Shaw Communications
                 Inc., Cl. B ................       210,070
      80,000   Shaw Communications Inc., Cl. B,
                 Non-Voting .................       840,800
     370,000   UnitedGlobalCom Inc., Cl. A+ .     1,128,500
                                             --------------
                                                 49,037,220
                                             --------------
               DIVERSIFIED INDUSTRIAL -- 4.0%
     220,000   Acuity Brands Inc. ...........     2,959,000
     195,000   Ampco-Pittsburgh Corp. .......     2,531,100
     120,000   Cooper Industries Ltd., Cl. A      4,285,200

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
     270,000   Crane Co. ....................$    4,703,400
     110,000   GATX Corp. ...................     1,592,800
     200,000   GenTek Inc.+ .................         2,000
     260,000   Greif Bros. Corp., Cl. A .....     4,674,800
       3,400   Greif Bros. Corp., Cl. B .....        80,614
     420,000   Honeywell International Inc. .     8,971,200
     120,000   ITT Industries Inc. ..........     6,409,200
     400,600   Lamson & Sessions Co.+ .......     2,047,066
      34,500   National Service
                 Industries Inc. ............       178,020
      83,715   Park-Ohio Holdings Corp.+ ....       289,654
     213,800   Sensient Technologies Corp. ..     4,280,276
      10,000   Smiths Group plc .............       101,162
       5,500   Sulzer AG+ ...................       674,548
     100,000   Thomas Industries Inc. .......     2,480,000
      50,000   Trinity Industries Inc. ......       861,000
      55,000   Tyco International Ltd. ......       707,300
                                             --------------
                                                 47,828,340
                                             --------------
               CONSUMER PRODUCTS -- 4.0%
      60,000   Altadis SA ...................     1,462,648
      20,000   Altria Group Inc. ............       599,200
      43,000   Christian Dior SA ............     1,412,344
      10,000   Church & Dwight Co. Inc. .....       303,600
     100,000   Compagnie Financiere Richemont
                 AG, Cl. A ..................     1,365,190
      50,000   Department 56 Inc.+ ..........       491,000
      40,000   Energizer Holdings Inc.+ .....     1,019,600
      90,000   Fortune Brands Inc. ..........     3,858,300
      30,000   Gallaher Group plc ...........       289,259
     250,000   Gallaher Group plc, ADR ......     9,577,500
     300,000   Gillette Co. .................     9,282,000
       2,000   Givaudan SA ..................       763,619
      60,000   Harley-Davidson Inc. .........     2,382,600
      15,000   Matsushita Electric Industrial
                 Co. Ltd., ADR ..............       127,950
     100,000   Mattel Inc. ..................     2,250,000
      45,000   Maytag Corp. .................       856,350
      50,000   National Presto
                 Industries Inc. ............     1,307,500
       8,200   Nintendo Co. Ltd. ............       663,856
     100,000   Procter & Gamble Co. .........     8,905,000
      10,000   Swatch Group AG, Cl. B .......       828,733
                                             --------------
                                                 47,746,249
                                             --------------
               WIRELESS COMMUNICATIONS -- 3.7%
      95,000   America Movil SA de
                 CV, Cl. L, ADR .............     1,270,150
     550,170   AT&T Wireless Services Inc.+ .     3,631,122
      80,000   Leap Wireless
                 International Inc.+ ........        10,800
   1,775,000   mm02 plc+ ....................     1,255,532
     124,000   mm02 plc, ADR+ ...............       871,720
     240,000   Nextel Communications
                 Inc., Cl. A+ ...............     3,213,600
       1,000   NTT DoCoMo Inc. ..............     1,863,721

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------

               COMMON STOCKS (CONTINUED)
               WIRELESS COMMUNICATIONS (CONTINUED)
     250,000   Rogers Wireless Communications
                 Inc., Cl. B+ ...............$    2,675,000
     230,000   Sprint Corp. - PCS Group+ ....     1,002,800
      16,700   Tele Celular Sul Participacoes
                 SA, ADR ....................       118,570
      55,666   Tele Centro Oeste Celular
                 Participacoes SA, ADR ......       263,857
       3,340   Tele Leste Celular Participacoes
                 SA, ADR ....................        20,875
       8,350   Tele Nordeste Celular Participacoes
                 SA, ADR ....................       118,570
       3,340   Tele Norte Celular Participacoes
                 SA, ADR+ ...................        16,499
   1,400,000   Telecom Italia Mobile SpA ....     5,713,537
      75,000   Telefonica Moviles SA+ .......       491,041
       8,350   Telemig Celular Participacoes
                 SA, ADR ....................       144,455
     450,000   Telephone & Data Systems Inc.     18,409,500
      66,800   Telesp Celular Participacoes
                 SA, ADR+ ...................       216,432
     553,888   Vodafone Group plc ...........       989,320
     100,000   Vodafone Group plc, ADR ......     1,822,000
                                             --------------
                                                 44,119,101
                                             --------------
               HEALTH CARE -- 2.9%
      20,000   Abbott Laboratories ..........       752,200
      60,000   Amgen Inc.+ ..................     3,453,000
      40,000   Apogent Technologies Inc.+ ...       583,200
      10,000   AstraZeneca plc, London ......       340,947
      35,146   AstraZeneca plc, Stockholm ...     1,197,932
      15,000   Aventis SA ...................       658,486
      26,000   Biogen Inc.+ .................       778,960
     110,000   Bristol-Myers Squibb Co. .....     2,324,300
      23,000   Centerpulse AG+ ..............     4,918,385
      75,036   GlaxoSmithKline plc ..........     1,320,083
       4,000   GlaxoSmithKline plc, ADR .....       140,760
      20,000   Henry Schein Inc.+ ...........       902,000
      56,011   Invitrogen Corp.+ ............     1,715,617
      50,000   Merck & Co. Inc. .............     2,739,000
      41,000   Novartis AG ..................     1,518,395
     108,000   Novartis AG, Registered ......     4,002,480
      65,000   Pfizer Inc. ..................     2,025,400
      17,900   Roche Holding AG .............     1,071,515
      20,000   Sanofi-Synthelabo SA+ ........     1,006,307
      20,000   Schering-Plough Corp. ........       356,600
      14,000   Takeda Chemical
                 Industries Ltd. ............       523,022
      60,000   Wyeth ........................     2,269,200
                                             --------------
                                                 34,597,789
                                             --------------

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.9%
      20,000   ArvinMeritor Inc. ............$      279,800
      37,802   BorgWarner Inc. ..............     1,808,448
     100,000   CLARCOR Inc. .................     3,620,000
     320,061   Dana Corp. ...................     2,259,630
      60,000   Delphi Corp. .................       409,800
     260,000   GenCorp Inc. .................     1,625,000
     210,000   Genuine Parts Co. ............     6,407,100
     114,000   Johnson Controls Inc. ........     8,258,160
     105,000   Midas Inc.+ ..................       766,500
     335,000   Modine Manufacturing Co. .....     5,021,650
      20,000   O'Reilly Automotive Inc.+ ....       542,000
      70,800   Scheib (Earl) Inc.+ ..........       148,680
     163,000   Standard Motor Products Inc. .     1,809,300
      24,000   Superior Industries
                 International Inc. .........       874,320
     105,000   TransPro Inc.+ ...............       430,500
                                             --------------
                                                 34,260,888
                                             --------------
               CONSUMER SERVICES -- 2.4%
      40,000   Loewen Group Inc.+ ...........             0
     697,800   Rollins Inc. .................    16,070,334
     485,000   USA Interactive Inc.+ ........    12,993,150
                                             --------------
                                                 29,063,484
                                             --------------
               HOTELS AND GAMING -- 2.2%
     110,000   Aztar Corp.+ .................     1,477,300
      90,000   Boca Resorts Inc., Cl. A+ ....       990,900
     240,000   Gaylord Entertainment Co.+ ...     4,308,000
      30,000   Greek Organization of
                 Football Prognostics .......       250,103
       8,000   GTECH Holdings Corp.+ ........       261,280
   2,510,000   Hilton Group plc .............     5,465,144
     650,000   Hilton Hotels Corp. ..........     7,546,500
      60,000   MGM Mirage+ ..................     1,755,000
     430,000   Park Place
                 Entertainment Corp.+ .......     3,061,600
      50,000   Starwood Hotels & Resorts
                 Worldwide Inc. .............     1,189,500
                                             --------------
                                                 26,305,327
                                             --------------
               AEROSPACE -- 2.0%
     150,000   BAE Systems plc ..............       265,550
     115,000   Boeing Co. ...................     2,881,900
     100,000   Lockheed Martin Corp. ........     4,755,000
     179,000   Northrop Grumman Corp. .......    15,358,200
                                             --------------
                                                 23,260,650
                                             --------------
               RETAIL -- 1.9%
     200,000   Albertson's Inc. .............     3,770,000
     300,000   AutoNation Inc.+ .............     3,825,000
      75,000   Boots Group plc ..............       628,902
      15,000   Coldwater Creek Inc.+ ........       142,350
      22,000   Gucci Group NV, ADR ..........     2,096,820

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------

               COMMON STOCKS (CONTINUED)
               RETAIL (CONTINUED)
      16,000   Ito-Yokado Co. Ltd. ..........$      431,776
     100,000   Lillian Vernon Corp.+ ........       421,000
      90,000   Neiman Marcus Group
                 Inc., Cl. A+ ...............     2,609,100
     320,000   Neiman Marcus Group
                 Inc., Cl. B+ ...............     8,604,800
       7,750   Tod's SpA ....................       192,816
      20,000   Winn-Dixie Stores Inc. .......       264,400
                                             --------------
                                                 22,986,964
                                             --------------
               REAL ESTATE -- 1.7%
     449,700   Catellus Development Corp.+ ..     9,443,700
      70,000   Cheung Kong (Holdings) Ltd. ..       387,720
      44,000   Florida East Coast
                 Industries Inc., Cl. A .....     1,075,800
      58,451   Florida East Coast
                 Industries Inc., Cl. B .....     1,408,669
      55,000   Griffin Land & Nurseries Inc.+       644,600
       4,753   HomeFed Corp.+ ...............         6,464
     253,000   St. Joe Co. ..................     6,881,600
                                             --------------
                                                 19,848,553
                                             --------------
               BROADCASTING -- 1.6%
      10,000   Clear Channel
                 Communications Inc.+ .......       339,200
      16,666   Corus Entertainment
                 Inc., Cl. B+ ...............       226,603
     100,000   Gray Television Inc. .........       900,000
      28,000   Gray Television Inc., Cl. A ..       296,800
     195,000   Grupo Televisa SA, ADR+ ......     4,904,250
     200,000   Liberty Corp. ................     8,720,000
       5,000   LIN TV Corp., Cl. A+ .........       102,550
     120,000   Mediaset SpA .................       911,373
       4,000   Nippon Broadcasting
                 System Inc. ................        92,090
      40,375   NRJ Group ....................       496,085
     131,000   Paxson Communications Corp.+ .       285,580
      17,700   RTL Group ....................       608,400
     100,000   Television Broadcasts Ltd. ...       306,432
     110,000   Young Broadcasting
                 Inc., Cl. A+ ...............     1,345,300
                                             --------------
                                                 19,534,663
                                             --------------
               ELECTRONICS -- 1.2%
     150,393   Agere Systems Inc., Cl. B+ ...       225,590
     500,000   Cypress Semiconductor Corp.+ .     3,450,000
       3,000   Hitachi Ltd., ADR ............       105,450
      20,000   Molex Inc., Cl. A ............       367,800
      10,500   Murata Manufacturing Co. Ltd.        407,320
       7,500   NEC Corp., ADR ...............        24,825
       6,000   Rohm Co. Ltd. ................       650,194
      38,800   Royal Philips
                 Electronics NV, ADR ........       604,892
      47,000   Sony Corp., ADR ..............     1,651,110
     205,000   Texas Instruments Inc. .......     3,355,850
     250,000   Thomas & Betts Corp.+ ........     3,545,000
      10,400   Tokyo Electron Ltd. ..........       406,949
                                             --------------
                                                 14,794,980
                                             --------------

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------

               AVIATION: PARTS AND SERVICES -- 1.1%
     101,320   Curtiss-Wright Corp., Cl. B ..$    5,947,484
      90,000   Fairchild Corp., Cl. A+ ......       396,000
      52,000   Precision Castparts Corp. ....     1,239,160
      84,500   Sequa Corp., Cl. A+ ..........     2,894,125
      78,000   Sequa Corp., Cl. B+ ..........     3,151,200
                                             --------------
                                                 13,627,969
                                             --------------
               AGRICULTURE -- 1.0%
   1,050,000   Archer-Daniels-Midland Co. ...    11,340,000
       5,000   Delta & Pine Land Co. ........       113,050
                                             --------------
                                                 11,453,050
                                             --------------
               SPECIALTY CHEMICALS -- 0.9%
       5,400   Ciba Specialty
                 Chemicals, ADR .............       175,284
      10,000   du Pont de Nemours
                 (E.I.) and Co. .............       388,600
     330,000   Ferro Corp. ..................     7,052,100
      40,000   Fuller (H.B.) Co. ............       924,800
     120,000   Hercules Inc.+ ...............     1,044,000
      15,000   IVAX Corp.+ ..................       183,750
     210,000   Omnova Solutions Inc.+ .......       619,500
       5,000   Rohm and Haas Co. ............       148,900
      11,697   Syngenta AG, ADR .............       107,028
                                             --------------
                                                 10,643,962
                                             --------------
               COMMUNICATIONS EQUIPMENT -- 0.7%
      60,000   Acterna Corp.+ ...............         3,660
     290,000   Allen Telecom Inc.+ ..........     2,827,500
     525,000   Corning Inc.+ ................     3,066,000
     125,000   Lucent Technologies Inc.+ ....       183,750
     120,000   Motorola Inc. ................       991,200
     100,000   Nortel Networks Corp.+ .......       208,000
      44,000   Scientific-Atlanta Inc. ......       604,560
                                             --------------
                                                  7,884,670
                                             --------------
               ENVIRONMENTAL SERVICES -- 0.6%
      65,000   Republic Services Inc.+ ......     1,289,600
     300,000   Waste Management Inc. ........     6,354,000
                                             --------------
                                                  7,643,600
                                             --------------
               BUSINESS SERVICES -- 0.6%
      60,000   ANC Rental Corp.+ ............         1,800
     180,000   Cendant Corp.+ ...............     2,286,000
       1,000   CheckFree Corp.+ .............        22,480
      98,000   Landauer Inc. ................     3,596,600
      70,000   Nashua Corp.+ ................       623,000
     250,000   Securicor plc ................       338,852
       3,500   SYNAVANT Inc.+ ...............         5,600
                                             --------------
                                                  6,874,332
                                             --------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------
               COMMON STOCKS (CONTINUED)
               PAPER AND FOREST PRODUCTS -- 0.5%
     100,000   MeadWestvaco Corp. ...........$    2,278,000
     170,000   Pactiv Corp.+ ................     3,451,000
      10,000   Rayonier Inc. ................       440,600
                                             --------------
                                                  6,169,600
                                             --------------
               AUTOMOTIVE -- 0.5%
      20,000   Ford Motor Co. ...............       150,400
     167,942   General Motors Corp. .........     5,646,210
                                             --------------
                                                  5,796,610
                                             --------------
               METALS AND MINING -- 0.4%
      72,500   Harmony Gold Mining Co. Ltd. .       898,996
      30,000   Harmony Gold Mining
                 Co. Ltd., ADR ..............       366,900
     130,000   Newmont Mining Corp. .........     3,399,500
      50,000   Placer Dome Inc. .............       490,000
                                             --------------
                                                  5,155,396
                                             --------------
               SATELLITE -- 0.2%
     180,323   General Motors Corp., Cl. H+ .     2,019,618
      34,000   Liberty Satellite &
                 Technology Inc.,
                 Cl. A+ .....................        74,460
     190,000   Loral Space &
                 Communications Ltd.+ .......        62,700
                                             --------------
                                                  2,156,778
                                             --------------
               CLOSED END FUNDS -- 0.2%
      59,000   Central European
                 Equity Fund Inc.+ ..........       781,750
      18,000   France Growth Fund Inc.+ .....        89,820
      67,000   New Germany Fund Inc.+ .......       237,180
      70,000   Pimco RCM Europe Fund Inc.+ ..       401,800
      40,000   Royce Value Trust Inc. .......       488,000
                                             --------------
                                                  1,998,550
                                             --------------
               BUILDING AND CONSTRUCTION -- 0.2%
     100,500   CRH plc ......................     1,436,623
      32,222   Huttig Building
                 Products Inc.+ .............        65,733
      15,000   Martin Marietta
                 Materials Inc. .............       414,150
                                             --------------
                                                  1,916,506
                                             --------------
               COMPUTER SOFTWARE AND SERVICES -- 0.1%
      20,000   Capcom Co. Ltd. ..............       174,228
      10,000   Computer Associates
                 International Inc. .........       136,600
       5,000   Electronic Data Systems Corp.         88,000
     160,000   EMC Corp.+ ...................     1,156,800
                                             --------------
                                                  1,555,628
                                             --------------
               COMPUTER HARDWARE -- 0.0%
      25,000   Hewlett-Packard Co. ..........       388,750
      10,000   Xerox Corp.+ .................        87,000
                                             --------------
                                                    475,750
                                             --------------

                                                  MARKET
      SHARES                                       VALUE
      ------                                      ------

               TRANSPORTATION -- 0.0%
     100,000   AMR Corp.+ ...................$      210,000
      20,000   Grupo TMM SA de CV,
                 Cl. A, ADR+ ................        78,600
       7,500   Kansas City Southern+ ........        84,225
                                             --------------
                                                    372,825
                                             --------------
               TOTAL COMMON STOCKS .......... 1,030,884,209
                                             --------------

               PREFERRED STOCKS -- 2.4%
               PUBLISHING -- 1.4%
     765,000   News Corp. Ltd., Pfd., ADR ...    16,363,350
                                             --------------
               SPECIALTY CHEMICALS -- 0.5%
     280,500   Hercules Trust I,
                 9.420% Pfd. ................     5,610,000
                                             --------------
               TELECOMMUNICATIONS -- 0.2%
       6,500   Allen Telecom Inc.,
                 7.750% Cv. Pfd., Ser. D ....       482,430
      31,000   Broadwing Inc.,
                 6.750% Cv. Pfd., Ser. B ....     1,007,500
      21,000   Citizens Communications Co.,
                 5.000% Cv. Pfd. ............     1,008,000
         500   Lucent Technologies
                 Capital Trust I,
                 7.750% Cv. Pfd. ............       283,125
                                             --------------
                                                  2,781,055
                                             --------------
               AEROSPACE -- 0.2%
      14,021   Northrop Grumman Corp.,
                 7.000% Cv. Pfd., Ser. B ....     1,731,594
                                             --------------
               BROADCASTING -- 0.1%
          90   Gray Television Inc.,
                 8.000% Cv. Pfd.,
                 Ser. C (a)(b) ..............       918,000
     100,000   ProSieben Sat.1 Media AG, Pfd.       595,797
                                             --------------
                                                  1,513,797
                                             --------------
               AVIATION: PARTS AND SERVICES -- 0.0%
       3,000   Sequa Corp.,
                 $5.00 Cv. Pfd. .............       228,000
                                             --------------
               WIRELESS COMMUNICATIONS -- 0.0%
  10,760,547   Telesp Celular
                 Participacoes SA, Pfd.+ ....        13,805
                                             --------------
               TOTAL PREFERRED STOCKS .......    28,241,601
                                             --------------
   PRINCIPAL
    AMOUNT
   ---------

               CORPORATE BONDS -- 0.5%
               ELECTRONICS -- 0.2%
 $ 3,300,000   Agere Systems Inc., Sub. Deb. Cv.,
                 6.500%, 12/15/09 ...........     2,937,000
                                             --------------

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

   PRINCIPAL                                      MARKET
    AMOUNT                                         VALUE
   ---------                                      ------
               CORPORATE BONDS (CONTINUED)
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
 $ 1,250,000   Standard Motor Products Inc.,
                 Sub. Deb. Cv.,
                 6.750%, 07/15/09 ...........$      981,250
                                             --------------
               AVIATION: PARTS AND SERVICES -- 0.1%
     868,000   Kaman Corp., Sub. Deb. Cv.,
                 6.000%, 03/15/12 ...........       817,005
                                             --------------
               ENERGY AND UTILITIES -- 0.1%
   1,000,000   Mirant Corp., Sub. Deb. Cv.,
                 2.500%, 06/15/21 ...........       637,500
                                             --------------
               WIRELESS COMMUNICATIONS -- 0.0%
     500,000   Nextel Communications Inc.,
                 9.500%, 02/01/11 ...........       531,250
                                             --------------
               HOTELS AND GAMING -- 0.0%
     400,000   Hilton Hotels Corp., Sub. Deb. Cv.,
                 5.000%, 05/15/06 ...........       385,500
                                             --------------
               CABLE -- 0.0%
   1,200,000   Charter Communications Inc., Cv.,
                 4.750%, 06/01/06 ...........       210,000
                                             --------------
               TOTAL CORPORATE BONDS ........     6,499,505
                                             --------------

    SHARES
    ------

               WARRANTS -- 0.0%
               FOOD AND BEVERAGE -- 0.0%
      62,463   Denny's Corp.,
                 expires 01/07/05+ ..........           640
                                             --------------
               METALS AND MINING -- 0.0%
       5,000   Harmony Gold Mining Co. Ltd.,
                 ADR, expires 06/29/03+ .....        35,000
                                             --------------
               TOTAL WARRANTS ...............        35,640
                                             --------------
   PRINCIPAL
    AMOUNT
   ---------

               REPURCHASE AGREEMENTS -- 10.7%
$100,000,000   Agreement with ABN Amro,
                 1.320%, dated 03/31/03, due
                 04/01/03, proceeds at maturity,
                 $100,003,667 (c) ...........   100,000,000
  27,394,000   Agreement with State Street Bank &
                 Trust Co., 1.260%, dated
                 03/31/03, due 04/01/03,
                 proceeds at maturity,
                 $27,394,959 (c) ............    27,394,000
                                             --------------
               TOTAL REPURCHASE
                 AGREEMENTS .................   127,394,000
                                             --------------

   TOTAL INVESTMENTS -- 100.0%
     (Cost $1,252,590,155) ..................$1,193,054,955

   OTHER LIABILITIES IN EXCESS OF ASSETS ....    (8,813,251)

   PREFERRED STOCK
     (11,973,100 preferred
     shares outstanding) ....................  (429,197,500)
                                             --------------
   NET ASSETS -- COMMON STOCK
     (135,391,931 common shares outstanding)    755,044,204
                                             ==============
   NET ASSET VALUE PER COMMON SHARE
     ($755,044,204 (DIVIDE) 135,391,931
     shares outstanding) ....................         $5.58
                                                      =====

   -----------------
   For Federal tax purposes:
   Aggregate cost                            $1,252,590,155
                                             ==============
   Gross unrealized appreciation             $  158,234,868
   Gross unrealized depreciation               (217,770,068)
                                             --------------
   Net unrealized appreciation               $  (59,535,200)
                                             ==============

   ---------------
(a)   Security fair valued under procedures established by the Board of
      Directors.
(b)   Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the market value of Rule 144A securities amounted to $918,000 or 0.1% of total investments.
(c) Collateralized by U.S. Treasury Notes, 1.750% to 6.250%, due 12/31/04 to 08/15/23, market value $127,655,000.
  +   Non-income producing security.
ADR - American Depository Receipt.
BDR - Brazilian Depository Receipt.
CVO - Contingent Value Obligation.
RNC - Non-Convertible Savings Shares.
USD - U.S. Dollars.

                                       % OF
                                      MARKET      MARKET
                                       VALUE       VALUE
                                      ------      ------
       GEOGRAPHIC DIVERSIFICATION
       United States .................  84.1%  $1,003,166,485
       Europe ........................  11.1      133,115,372
       Asia/Pacific ..................   2.4       28,616,505
       Latin America .................   1.2       13,904,192
       Canada ........................   1.1       12,986,505
       South Africa ..................   0.1        1,265,896
                                       ------  --------------
       Total Investments ............. 100.0%  $1,193,054,955
                                       ======  ==============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

     It is the  policy of The  Gabelli  Equity  Trust Inc.  ("Equity  Trust") to
automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

     SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity

Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

     The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

                             DIRECTORS AND OFFICERS
                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF INVESTMENT OFFICER,
   GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
   PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR & CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
   FORMER CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Karl Otto Pohl
   FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT
   PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.


OFFICERS

Bruce N. Alpert
   PRESIDENT

Gus Coutsouros
   VICE PRESIDENT & TREASURER

Carter W. Austin
   VICE PRESIDENT

James E. McKee
   SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company

STOCK EXCHANGE LISTING
                                      7.25%       7.20%
                        COMMON      PREFERRED   PREFERRED
                        ------      ---------   ---------
NYSE-Symbol:              GAB        GAB Pr      GAB PrB
Shares Outstanding:   135,391,931   5,367,900   6,600,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
  For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI EQUITY TRUST INC.
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
WWW.GABELLI.COM

                                                            FIRST QUARTER REPORT
                                                            MARCH 31, 2003

                                                                     GBFCM 03/03